Exhibit 1 - Permitted Payments Report attachment to Borrowing Certificate
INSA Bi-Weekly Report Template

	Actual execution thru 10/13/2006	Actual 10/16/2006 thru 10/27/2006	Actual 10/30/2006 thru 11/10/2006	Actual 11/13/2006 thru 11/24/2006	Actual 11/27/2006 thru 12/8/2006
Balance Sheet Items					
Bank Balance	0	0	0	0	0
Accounts Receivable Balance	0	0	0	0	0
Inventory	0	0	0	0	0
Prepaid Expenses	0	0	0	0	0
Accounts Payable	0	0	0	0	0
Accrued Expenses	0	0	0	0	0
Other					
Total Accounts Receivable Receipts	0	0	0	0	0
Total Payments	0	0	0	0	0

Attach the following

- Actual copy of the bank statement (online print out of activity is acceptable)
- Copies of all invoices paid / records of all cash payments
- Copy of payroll register
- Reconciliation report of accounts receivable
- Reconciliation report of accounts receivable receipts
- Reconciliation report of inventory
- Reconciliation report of prepaid expenses
- Reconciliation report of accrued expenses

Exhibit 1 - Permitted Payments Report attachment to Borrowing Certificate
INSA Bi-Weekly Report Template

	Actual execution thru 10/13/2006	Actual 10/16/2006 thru 10/27/2006	Actual 10/30/2006 thru 11/10/2006	Actual 11/13/2006 thru 11/24/2006	Actual 11/27/2006 thru 12/8/2006
Balance Sheet Items					
Bank Balance	0	0	0	0	0
Accounts Receivable Balance	0	0	0	0	0
Inventory	0	0	0	0	0
Prepaid Expenses	0	0	0	0	0
Accounts Payable	0	0	0	0	0
Accrued Expenses	0	0	0	0	0
Other					
Total Accounts Receivable Receipts	0	0	0	0	0
Total Payments	0	0	0	0	0

Attach the following

- Actual copy of the bank statement (online print out of activity is acceptable)
- Copies of all invoices paid / records of all cash payments
- Copy of payroll register
- Reconciliation report of accounts receivable
- Reconciliation report of accounts receivable receipts
- Reconciliation report of inventory
- Reconciliation report of prepaid expenses
- Reconciliation report of accrued expenses

Schedule 2 to Promissory Note

INSA Bi-Weekly Cash Budget and Permitted Expenses

	Budgeted Upon Execution of Note	Budgeted 10/13/2006	Budgeted 10/27/2006	Budgeted 11/10/2006	Budgeted 11/24/2006	Cumulative Thru Nov.
BUILDING EXPENSES						
Har-Wal & WR-I Associates, Ltd.	4,278	4,278	0	4,278	0	12,834
Florida Power and Light	690	690	0	690	0	2,070
FedEx	75	75	0	75	0	225
UPS	75	75	0	75	0	225
Xspedius Communications	483	483	0	483	0	1,449
TOTAL	5,602	5,601	0	5,601	0	16,804
INSURANCES						
United Healthcare Insurance Company	1,903	0	0	0	0	1,903
OCSO Cobra	780	0	0	0	0	780
Premium Assignment Corporation	0	3,983	0	3,983	0	7,966
Premium Assignment Corporation	0	3,436	0	3,436	0	6,872
FCCI Insurance Company	2,496	0	0	0	0	2,496
TOTAL	5,180	7,419	0	7,419	0	20,018
Payroll G&A - OPS - SALES						
Payroll						
Carl Parks	4,808	0	0	0	0	4,808
William Hildebrand	4,615	0	0	0	0	4,615
Payroll Taxes	721	0	0	0	0	721
TOTAL	10,144	0	0	0	0	10,144
Research and Development						
Payroll	8,042	0	0	0	0	8,042
Payroll Taxes	367	0	0	0	0	367
TOTAL	8,409	0	0	0	0	8,409
PROFESSIONAL FEES						
Management Consulting Agreement	4,000	4,000	4,000	4,000	4,000	20,000
Ocean Park Advisors, LLC	0	12,000	0	0	0	12,000
Aidman Piser & Company	0	7,200	0	0	6,000	13,200
Liberty Transfer Company	520	200	0	200	0	920
Accountemps	11,133	2,000	2,000	2,000	2,000	19,133
TOTAL	15,653	25,400	6,000	6,200	12,000	65,253
OTHER (Estimated)						
Wachovia Bank, NA	110	110	110	110	110	550
Paychex	150	0	0	0	0	150
Note Payment (Monarch Pointe Fund)	7,419	0	0	0	0	7,419
Discretionary Funds	1,000	1,000	1,000	1,000	1,000	5,000
TOTAL	8,679	1,110	1,110	1,110	1,110	13,119
Vendors						
EDGARfilings, Ltd	0	1,700	0	0	0	1,700
TOTAL	0	1,700	0	0	0	1,700
Beginning Cash	1,150	1,150	1,150	1,150	1,150	1,150
Funding Wire	53,666	41,230	7,110	20,330	13,110	135,446
Cash Disbursements	(53,666)	(41,230)	(7,110)	(20,330)	(13,110)	(135,446)
Ending Cash	1,150	1,150	1,150	1,150	1,150	1,150
Basic Monthly Cash Burn-Estimate	**53,666**	**41,230**	**7,110**	**20,330**	**13,110**	
Cumulative Cash Need	53,666	94,896	102,006	122,336	135,446	

Schedule 2 to Promissory Note
Schedule of Advances

Date of Advance	Amount
Upon Execution of Promissory Note	14,592
10/16/2006	11,210
10/30/2006	1,933
11/13/2006	5,528
11/27/2006	3,565
Total	36,828

Wire Information

Domestic

Wire in-to Invisa Checking

Wachovia Bank
214 Hogan Street
Jacksonville, FL 32202
ABA # 063000021

Invisa, Inc
6935 15th Street East Suite 120
Sarasota, FL 34243

Acct # 2000006606477

International

Wire in-to Invisa Checking

Wachovia Bank
214 Hogan Street
Jacksonville, FL 32202
ABA # 063000021
Swift # PNBPUS33

Invisa, Inc
6935 15th Street East Suite 120
Sarasota, FL 34243

Acct # 2000006606477